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                                                                   Exhibit 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM T-1

                         Statement of Eligibility Under
                      The Trust Indenture Act of 1939 of a
                    Corporation Designated to Act as Trustee
               Check if an Application to Determine Eligibility of
                   a Trustee Pursuant to Section 305(b)(2)
                                                          ----

             -------------------------------------------------------

                      U.S. BANK TRUST NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   41-1973763
                       I.R.S. Employer Identification No.


  300 East Delaware Avenue, 8th Floor
        Wilmington, Delaware                               19809
 (Address of principal executive offices)                (Zip Code)


                                Cheryl L. Clarke
                      U.S. Bank Trust National Association
                           100 Wall Street, Suite 1600
                               New York, NY 10005
                            Telephone (212) 361-6159
            (Name, address and telephone number of agent for service)

                               MAAX HOLDINGS, INC.
               (Exact name of obligor as specified in its charter)


                  Delaware                       41-2158731
    (State or other jurisdiction of          (I. R. S. Employer
        incorporation or organization)         Identification No.)

     9224 73rd Avenue North
     Brooklyn Park, Minnesota                             55428
 (Address of principal executive offices)               (Zip Code)

                         ------------------------------

                      11.25% SENIOR DISCOUNT NOTES DUE 2012

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Item 1.  GENERAL INFORMATION.  Furnish the following information as to the Trustee.

         a) Name and address of each examining or supervising authority to which it is subject.
             Comptroller of the Currency
             Washington, D.C.

         b)  Whether it is authorized to exercise corporate trust powers.
                     Yes

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
          None

                       USE ONE OF FOLLOWING RESPONSES ONLY
                       -----------------------------------

Items 3-15 The Trustee is a Trustee under other Indentures under which securities issued by a subsidiary of the obligor are outstanding. There is not and there has not been a default with respect to the securities outstanding under other such Indentures.


Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

          1. A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

          2. A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

          3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to
              Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

          4. A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-113995.

          5.  Not applicable.

          6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

          7. A copy of the Report of Condition of the Trustee as of December 31, 2004, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

          8.  Not applicable.

          9.  Not applicable.


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                                    SIGNATURE

          Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 23rd day of May, 2005.


                            U.S. BANK TRUST NATIONAL ASSOCIATION

                            By:   /s/ Cheryl L. Clarke
                               -----------------------------------
                               Name:  Cheryl L. Clarke
                               Title: Assistant Vice President





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Exhibit 7
                      U.S. Bank Trust National Association
                        Statement of Financial Condition
                             As of December 31, 2004

                                    ($000's)

                                                                  12/31/2004
                                                                -------------

Assets
   Cash and Balances Due From Depository Institutions             $398,276
   Fixed Assets                                                        296
   Intangible Assets                                               106,343
   Other Assets                                                     28,561
                                                                -------------
      Total Assets                                                $533,476

Liabilities

   Other Liabilities                                               $16,205
                                                                -------------
   Total Liabilities                                               $16,205

Equity
   Common and Preferred Stock                                       $1,000
   Surplus                                                         505,932
   Undivided Profits                                                10,339
                                                                -------------
     Total Equity Capital                                         $517,271

Total Liabilities and Equity Capital                              $533,476

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To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association

By:      /s/ Cheryl L. Clarke
         -----------------------------------
         Name:  Cheryl L. Clarke
         Title: Assistant Vice President

Date:  May 23, 2005





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